AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT



         This Amendment No. 1 to Securities Purchase Agreement, dated as of

February 17, 2006, shall serve to amend the Securities Purchase Agreement (the

"Agreement"), dated as of November 4, 2005, by and among MT Ultimate

Healthcare, a Nevada corporation with its headquarters located at [45 Main

Street, Suite 617, Brooklyn, New York 11201], and each of the Buyers set forth in the Agreement.

         1.   The undersigned parties hereby agree to amend Section 4(l) of the Agreement to provide that the Buyers will fund $425,000 of the subsequent investment referred to in that section on the date hereof with the remaining

$425,000 less any professional fees to be funded within five (5) business days following the Effective Date of the Registration Statement (as defined in the

Agreement).

         2.    All other provisions of the Agreement shall remain in full force and effect.



                     [Signature Page Follows]


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ACCEPTED AND AGREED:

MT ULTIMATE HEALTHCARE CORP.

     /s/ David Walters
By:____________________________________
     Name: David Walters
     Title:


AJW PARTNERS, LLC
By: SMS Group, LLC

     /s/ Corey S. Ribotsky
By:____________________________________
     Corey S. Ribotsky
     Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC

     /s/ Corey S. Ribotsky
By:____________________________________
     Corey S. Ribotsky
     Manager



AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC

     /s/ Corey S. Ribotsky
By:____________________________________
     Corey S. Ribotsky
     Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLP

     /s/ Corey S. Ribotsky
By:____________________________________
     Corey S. Ribotsky
     Manager



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